Exhibit 10.2

DORIAN LPG LTD.
RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT UNDER THE DORIAN LPG LTD. AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN, dated as of ___________ (the “Grant Date”), is made by and between Dorian LPG Ltd. (the “Company”) and __________ (the “Grantee”).

This Restricted Stock Unit Award Agreement, including Attachment A and Attachment B hereto (this “Award Agreement”), sets forth the terms and conditions of an award (the “Award”) of _______ restricted stock units (the “Units”) that are subject to certain terms and conditions specified herein and that are granted to the Grantee under the Dorian LPG Ltd. Amended and Restated 2014 Equity Incentive Plan (the “Plan”).

THIS AWARD IS SUBJECT TO ALL TERMS AND CONDITIONS OF THE PLAN AND THIS AWARD AGREEMENT. BY SIGNING YOUR NAME BELOW, YOU WILL HAVE CONFIRMED YOUR ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS AWARD AGREEMENT.

SECTION 1. Definitions. Capitalized terms used in this Award Agreement that are not defined in this Award Agreement have the meanings as used or defined in the Plan.

SECTION 2. The Plan. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and terms of this Award are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Company’s shares, (c) capital or other changes of the Company and (d) other requirements of applicable law. The Administrator shall have the authority to interpret and construe this Award pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

SECTION 3. Vesting and Delivery.

(a) Vesting. Subject to the Grantee’s having remained in the continuous employment of or consultancy/service to the Company and its Subsidiaries and Affiliates (an “Employee”) from the Grant Date through the applicable date on which the applicable portion of the Units vests, as set forth below (each, a “Vesting Date”), the Units shall vest as follows:

Time-Based Vesting. [XX]% of the Units will be subject to time-based vesting, according to the terms and conditions and the schedule set forth below (the “Time-Based Units”).

Subject to the terms of the Plan and this Award Agreement, including the condition requiring the Grantee’s continuous status as an Employee from the Grant Date through the applicable vesting date, the Time-Based Units shall vest on the dates set forth below as to that portion of the total number of Time-Based Units set forth below opposite each such date.

Vesting Date	Portion of Time-Based Units to Vest on the Applicable Vesting Date

(ii) Relative Total Shareholder Return (“RTSR”) Vesting. [YY]% of the Units will be subject to performance-based vesting, measured on the basis of relative total shareholder return, according to the terms and conditions set forth in the Plan and this Award Agreement, including those set forth in Attachment A hereto (the “RTSR-Based Units”).

Subject to the terms of the Plan and this Award Agreement, including the condition requiring the Grantee’s continuous status as an Employee from the Grant Date through the applicable vesting date, as well as satisfaction of the relative total shareholder return performance requirements set forth in Attachment A hereto, and such other terms and conditions as may be set forth in Attachment A hereto, the RTSR-Based Units shall vest on the date and for the number of RTSR-Based Units as described in Attachment A hereto.

(iii) Return on Net Invested Capital (“RONIC”) Vesting. [ZZ]% of the Units will be subject to performance-based vesting, measured on the basis of return on net invested capital, according to the terms and conditions set forth in the Plan and this Award Agreement, including those set forth in Attachment B hereto (the “RONIC-Based Units”).

Subject to the terms of the Plan and this Award Agreement, including the condition requiring the Grantee’s continuous status as an Employee from the Grant Date through the applicable vesting date, as well as satisfaction of the return on net invested capital performance requirements set forth in Attachment B hereto, and such other terms and conditions as may be set forth in Attachment B hereto, the RONIC-Based Units shall vest on the date and for the number of RONIC-Based Units as described in Attachment B hereto.

(b) Termination of Service. In the event the Grantee ceases to be an Employee prior to the Vesting Date for any reason other than (i) death or Disability or (ii) involuntary termination by the Company and its Subsidiaries and Affiliates other than for Cause, then all Units held by the Grantee at the time of such cessation of service as an Employee shall be forfeited and canceled and the Grantee’s rights with respect to such Units shall immediately terminate and the Grantee will not be entitled to any payments or benefits with respect to any Units granted under this Award Agreement.

In the event the Grantee ceases to be an Employee prior to the Vesting Date by reason of (i) death or Disability or (ii) involuntary termination by the Company and its Subsidiaries and Affiliates other than for Cause, then:

(A)	all unvested Time-Based Units held by the Grantee at the time of such cessation of service as an Employee shall become fully vested at such time;

(B)	(x) a number of RTSR-Based Units equal to the RTSR Termination of Service Level (as such term is defined in Attachment A hereto) shall become fully vested, and (y) the remaining RTSR-Based Units (i.e., the total number of RTSR-Based Units less the RTSR Termination of Service Level), if any, shall be forfeited and canceled and the Grantee’s rights with respect to such remaining RTSR-Based Units shall immediately terminate and the Grantee will not be entitled to any payments or benefits with respect to any such remaining RTSR-Based Units granted under this Award Agreement; and

(C)	(x) a number of RONIC-Based Units equal to the RONIC Termination of Service Level (as such term is defined in Attachment B hereto) shall become fully vested, and (y) the remaining RONIC-Based Units (i.e., the total number of RONIC-Based Units less the RONIC Termination of Service Level), if any, shall be forfeited and canceled and the Grantee’s rights with respect to such remaining RONIC-Based Units shall immediately terminate and the Grantee will not be entitled to any payments or benefits with respect to any such remaining RONIC-Based Units granted under this Award Agreement.

(c) Change in Control. Upon a Change in Control:

(i)	all unvested Time-Based Units held by the Grantee at the time of such cessation of service as an Employee shall become fully vested at such time;

(ii)

(x) a number of RTSR-Based Units equal to the RTSR CIC Level (as such term is defined in Attachment A hereto) shall become fully vested, and (y) the remaining RTSR-Based Units (i.e., the total number of RTSR-Based Units less the RTSR CIC Level), if any, shall be forfeited and canceled and the Grantee’s rights with respect to such remaining RTSR-Based Units shall immediately terminate and the Grantee will not be entitled to any payments or benefits with respect to any such remaining RTSR-Based Units granted under this Award Agreement; and

(iii)

(x) a number of RONIC-Based Units equal to the RONIC CIC Level (as such term is defined in Attachment B hereto) shall become fully vested, and (y) the remaining RONIC-Based Units (i.e., the total number of RONIC-Based Units less the RONIC CIC Level), if any, shall be forfeited and canceled and the Grantee’s rights with respect to such remaining RONIC-Based Units shall immediately terminate and the Grantee will not be entitled to any payments or benefits with respect to any such remaining RONIC-Based Units granted under this Award Agreement.

(d) Delivery of Shares. On or promptly following each Vesting Date, conditioned upon the Grantee’s delivery of an executed copy of this Award Agreement to the Company in accordance with Section 15 below, and subject to the provisions of this Award Agreement and the Plan, including Sections 3.3 and 3.12 thereof, any vested portion of the Units will be canceled in exchange for an equal number of common shares, par value $0.01, of the Company (“Shares”) and certificates issued in respect of such Shares shall be delivered to the Grantee or reflected in an account evidencing ownership of such Shares in book-entry or uncertificated form.

SECTION 4. No Shareholder Rights. The Grantee shall not have any of the rights of a shareholder of the Company with respect to the Award and the Units granted hereunder, or any Shares issuable hereunder, until the issuance of a Share certificate to the Grantee for such Shares, including, without limitation, with respect to dividends and voting rights thereon.

SECTION 5. Units Not Taken into Account for Other Purposes. Rights granted under this Award Agreement to the Grantee are not to be taken into account when calculating bonus, pension, salaries, other benefits, allowances or amounts on the basis of the Grantee’s remuneration, or in any other calculations in which benefits, allowances, or other remuneration elements might otherwise be relevant.

SECTION 6. Non-Transferability of Units. Unless otherwise provided by the Administrator in its discretion, Units may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise encumbered or disposed of by the Grantee. Any purported sale, assignment, transfer, pledge, alienation, hypothecation or other encumbrance or disposition of Units in violation of applicable law, including U.S. securities laws, or the provisions of this Section 6 shall be void.

SECTION 7. Taxes. The Parties have agreed that, to the extent applicable, Section 7 P in the Danish Tax Assessment Act (in Danish: “Ligningslovens § 7 P”) to the widest extent possible shall pertain to this Award Agreement and the Units and Shares delivered under the Award Agreement, in which case the Grantee shall be liable for any and all taxes arising out of this Award Agreement, and any tax consequences arising or resulting from this Award Agreement are of no concern to the Company, and accordingly the Grantee has been encouraged to investigate the Grantee’s tax situation and to seek any advice that may be required in this respect.  This Award Agreement is otherwise subject to the provisions of Sections 3.4 and 3.15 of the Plan.

SECTION 8. Consents, Stop Transfer Orders and Legends. (a) Consents. The Grantee’s rights in respect of this Award Agreement and the Shares issuable hereunder are conditioned on the receipt to the full satisfaction of the Administrator of (i) any required consents that the Administrator may determine to be necessary or advisable (including, without limitation, the Grantee’s consenting to the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Administrator deems advisable to administer the Plan) and (ii) the Grantee’s making or entering into such written representations, warranties and agreements in connection with the acquisition of any Shares pursuant to this Award as the Administrator may request in order to comply with applicable securities laws or this Award (including, without limitation, the Grantee’s representing in writing to the Company (A) that it is the Grantee’s intention to acquire the Shares under this Award Agreement for investment and not with a view to the distribution thereof, (B) that the Grantee shall comply with such restrictions on the subsequent transfer of such Shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and (C) the Grantee’s acknowledgment that all Share certificates delivered under this Award Agreement shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, this Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such Shares are listed, and any applicable securities or other laws, and that certificates representing Shares may contain a legend to reflect any such restrictions).

(b) Stop Transfer Orders and Legends. The Company may affix to certificates for Shares issued pursuant to this Award Agreement any legend that the Administrator determines to be necessary or advisable (including to reflect any restrictions to which the Grantee may be subject under any applicable securities laws or stock exchange rules, regulations or requirements and/or with respect to non-transferability pursuant to this Award Agreement). The Company may advise the transfer agent to place a stop order against any legended Shares. Unless otherwise determined by the Administrator, the certificate or certificates representing the Shares shall bear the following restrictive legend:

THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ALIENATED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE LAWS OR (II) AN APPLICABLE EXEMPTION THEREFROM AND AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED FOR SUCH TRANSACTION AND THAT THE TRANSACTION COMPLIES WITH ALL APPLICABLE STATE LAWS.

SECTION 9. Compliance with Laws and Regulations. In accordance with Section 3.12 of the Plan, the issuance of Shares pursuant to this Award Agreement will be subject to Section 3.12 of the Plan and subject to and conditioned upon compliance with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s securities may be listed or quoted at the time of such issuance or transfer.

SECTION 10. Successors and Assigns. The Company may assign any of its rights under this Award Agreement. This Award Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award Agreement will be binding upon the Grantee’s and the Grantee’s heirs, executors, administrators, legal representatives, successors and assigns.

SECTION 11. Changes in Capital Structure/Other Significant Events. This Award may be subject to adjustment in the event of certain changes in capitalization or other significant corporate events, as more fully set forth in the Plan, including Sections 1.5(c) and 3.5 thereof (as modified by Section 3(c) of this Award Agreement in respect of vesting provisions upon a Change in Control).

SECTION 12. Governing Law. This Award Agreement will be construed and administered in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws.

SECTION 13. Headings. Headings contained herein are for the purpose of convenience only and shall not be deemed in any way material or relevant to the construction or interpretation of this Award Agreement.

SECTION 14. Amendment and Termination of the Plan/Award. The Plan and/or this Award may be amended, cancelled or terminated in accordance with the terms of Section 3.1 of the Plan. No amendment to this Award Agreement shall be effective unless in writing and executed by the Company, provided that no amendment to the Plan or this Award shall materially impair any rights or materially increase any obligations under this Award without the written consent of the Grantee.

SECTION 15. Counterparts. This Award shall expire if this Award Agreement is not signed by the Grantee and returned to the Company within twenty (20) business days of receipt of an executed copy from the Company. This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 16. No Right to Continued Employment. Neither the Plan nor this Award Agreement nor any provisions under either shall be construed so as to grant the Grantee any right to remain in the employ or service of the Company or any of its Subsidiaries or Affiliates.

SECTION 17. Grantee Cooperation. The Grantee hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Award Agreement, and all acts and documents related to compliance with securities and/or tax laws.

SECTION 18. Value of Units. The Parties agree that the value of the Units as of the date of this Award Agreement is ___________per unit.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be duly executed by the undersigned as of the date set forth below.

DORIAN LPG LTD.

By: _______________________

Name: _____________________

Title: ______________________

Date: ______________________

Accepted and Agreed:

By: ________________________

Name: ______________________

Date: _______________________

RETAIN THIS AGREEMENT FOR YOUR RECORDS

Attachment A

DORIAN LPG LTD.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

Vesting Terms and Conditions -- RTSR-Based Units

“RTSR CIC Level” shall mean [aa]% of the RTSR-Based Units issued under this Agreement.

“RTSR Termination of Service Level” shall mean [bb]% of the RTSR-Based Units issued under this Agreement.

[Additional terms and conditions to be inserted.]

Attachment B

DORIAN LPG LTD.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

Vesting Terms and Conditions -- RONIC-Based Units

“RONIC CIC Level” shall mean [cc]% of the RONIC-Based Units issued under this Agreement.

“RONIC Termination of Service Level” shall mean [dd]% of the RONIC-Based Units issued under this Agreement.

[Additional terms and conditions to be inserted.]